UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Beamz Interactive, Inc.

(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BEAMZ INTERACTIVE, INC.

15354 N. 83rd Way, Suite 101

Scottsdale, Arizona 85260

(480) 424-2053

May 19, 2014

Dear Stockholders:

You are invited to attend the 2014 Annual Meeting of Stockholders of Beamz Interactive, Inc. to be held on July 1, 2014, at 9:00 a.m., local time, at our corporate office located at 15354 N. 83rd Way, Suite 101, Scottsdale, Arizona, 85260.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

The proxy card and instructions for accessing proxy materials online are enclosed. Proxy cards are being solicited on behalf of our Board of Directors.

Regardless of whether you plan to attend the Annual Meeting, we hope you will read the attached proxy statement carefully and vote FOR your Board of Directors’ recommended nominees and actions by promptly submitting a proxy by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided or by submitting your proxy over the Internet as soon as possible. Instructions regarding Internet voting are included on the proxy card (or, if applicable, your electronic delivery notice).  Choosing one of these voting options ensures your representation at the Annual Meeting regardless of whether you attend in person.

If you have any questions or need assistance in voting your shares, please contact Securities Transfer Corp. at (469) 633-0101.

Thank you for your continued support of Beamz Interactive, Inc.

Charles R. Mollo Chairman of the Board and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

Beamz Interactive, Inc.

July 1, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.shareholdervote.info
Cast your vote online by following the link for Beamz
Interactive and entering the nine-digit control number
provided below.

Please sign, date and mail your proxy
card in the envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

Control Number: _________________________________	070114

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND FOR "3 YRS" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect as a Class I Director directors to the Beamz Board of Directors the nominee named below for a term of three years:
		FOR	AGAINST	ABSTAIN
	Gerald Riopelle	☐	☐	☐

2. To  approve  an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of the Company’s common stock from 40,000,000 to 100,000,000 (the “Charter Amendment”).

		☐	☐	☐

3. To approve, by advisory vote, a resolution on executive compensation.
		☐	☐	☐

4. To recommend, by nonbinding vote, the frequency of stockholder votes on executive compensation.
		1 year	2 years	3 years	ABSTAIN
		☐	☐	☐	☐

5. To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company's bylaws.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.